                                                                    EXHIBIT 99.1

CREDIT |  FIRST       This information is being provided in response to your
SUISSE |  BOSTON      specific request for information. The information has
                      been provided and furnished to you solely by CREDIT SUISSE
                      FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                                                   June 24, 1998

                                  TERM SHEET

                             $160,867,386 (+/- 5%)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)

                         WILSHIRE SERVICING CORPORATION
                                   (Servicer)

                   WILSHIRE MORTGAGE FUNDING COMPANY V, INC.
                                    (Seller)

           WILSHIRE FUNDING CORPORATION MORTGAGE-BACKED CERTIFICATES
                                SERIES 1998-WFC2


--------------------------------------------------------------------------------------------------------------------------------




        PRINCIPAL OR                                          INITIAL      AVG. LIFE                     APPROX.
          NOTIONAL                         Ratings            COUPON        (YRS.)        LAST PAY       DOLLAR
CLASS      AMOUNT         PRIORITY    (Moody's/DCR/Fitch)      (1)           (2)             (2)         PRICE         SPREAD
--------------------------------------------------------------------------------------------------------------------------------

A-I        $ 22,664,858    Senior        Aaa /AAA/AAA           5.86%            0.7         11/99          99-28   6.26% yield
A-II         33,552,979    Senior        Aaa /AAA/AAA           8.06%            1.4         12/00         101-20   6.88% yield
A-II         40,302,593    Senior        Aaa /AAA/AAA           7.00%            3.1         12/18          99-31   +145/interp
I
IO          119,846,200    Senior        Aaa /AAA/AAA           0.72%         2.6 (3)     01/07 (3)          1-20    15% yield
M-1          12,065,053   Mezzanine       Aa2/AA/AA+            5.86%            6.4         10/32         101-04    +160/CMT
M-2          11,260,717   Mezzanine        A2/A/A+              5.86%            6.4         10/32         100-22    +180/CMT
M-3           8,847,706   Mezzanine     Baa2/BBB/BBB+           5.86%            6.4         10/32         100-02    +210/CMT
B-1          20,108,423  Subordinate         (5)                5.86%            6.4         11/32           (5)        (5)
B-2           3,217,347  Subordinate         (5)                5.86%            6.4         08/32           (5)        (5)
B-3           8,847,710  Subordinate         (5)                5.86%            6.4         10/32           (5)        (5)
--------------------------------------------------------------------------------------------------------------------------------


                              SUBORD.
    SPEED (4)                  LEVEL                    % BONDS
--------------------------------------------------------------------------------------------------------------------------------

  20% CPR                       40.0%                   14.1%
  25% CPR                       40.0%                   20.9%
  20% CPR                       40.0%                   25.1%
  20% CPR                       40.0%                    ---
  20% CPR                       32.5%                    7.5%
  20% CPR                       25.5%                    7.0%
  20% CPR                       20.0%                    5.5%
  20% CPR                        7.5%                   12.5%
  20% CPR                        5.5%                    2.0%
  20% CPR                        N/A                     5.5%
--------------------------------------------------------------------------------------------------------------------------------

(1) Class A-III has a fixed pass-through rate, subject to a blended WAPT rate, and all other rates are variable rates.
(2)  To Maturity, based on prepayment speed, unless otherwise noted.
(3)  To the Optional Call.
(4)  Assuming 20% CPR for Pool I and Pool III, and 25% CPR for Pool II.

------------------------------------------------------------------------------
(5)   Securities are privately offered.




"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."


KEY COLLATERAL STATISTICS AS OF JUNE 1, 1998(1)
-----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                          WILSHIRE 1998-                         POOL I                  POOL II                  POOL III
                             WFC2
----------------------------------------------------------------------------------------------------------------------------

BALANCE                    $160,867,386                        $87,011,813              $33,552,980              $40,302,594

INDEX                                                             CMT                   Mixed ARMs                Fixed Rate

GWAC                           7.750%                             6.478%                  8.680%                   9.720%

GROSS MARGIN                   2.823%                             2.834%                  2.796%                    n/a

WAM (MOS.)                       278                                330                     171                     254

SEAS (MOS.)                       56                                 25                     103                      84

GEOGRAPHIC             52.77%  CA (South)                    64.09% CA (South)     63.77%  CA (South)        17.45%  CA (South)
CONCENTRATION          7.52%   NY                            8.27%  CA (North)     8.07%   AZ                16.93%  NY
                       5.30%   CA (North)                                          5.75%   MA                7.23%   OR
                                                                                   5.12%   CT                6.39%   MA
                                                                                                             5.96%   NJ
                                                                                                             5.84%   CT
                                                                                                             5.58%   FL

WTD. ALTV                       95.37%                            103.21%               86.76%                   85.62%

AVG. BALANCE                  $135,639                          $204,734               $157,526                 $73,545

LOANS                           1,186                              425                   213                       548
----------------------------------------------------------------------------------------------------------------------------

(1) Collateral statistics +/- 5%

-------------------------------------------------------------------------------

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

This information is being provided in response to your specific request for information. The information has been provided and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.